     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 1997

                                                       REGISTRATION NO. 333-2766
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                _______________

                                TETRA TECH, INC.
               (Exact name of registrant as specified in charter)
                                _______________

          Delaware                                            95-4148514
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                           630 N. ROSEMEAD BOULEVARD
                          PASADENA, CALIFORNIA  91107
                                 (818) 351-4664

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  LI-SAN HWANG
                                TETRA TECH, INC.
                           630 N. ROSEMEAD BOULEVARD
                          PASADENA, CALIFORNIA  91107
                                 (818) 351-4664

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                _______________

                                   Copy to:

                             Janis B. Salin, Esq.
                              Riordan & McKinzie
                        300 S. Grand Avenue, 29th Floor
                      Los Angeles, California  90071-3155
                                (213) 629-4824

                                _______________

                        CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                 AMOUNT        PROPOSED MAXIMUM      PROPOSED MAXIMUM             AMOUNT
  TITLE OF EACH CLASS OF                          TO BE            OFFERING              AGGREGATE                   OF
SECURITIES TO BE REGISTERED                    REGISTERED(1)   PRICE PER SHARE(2)    OFFERING PRICE(2)       REGISTRATION FEE (2)
Common Stock, par value $.01 per share        632,189 shares        $22.25              $14,066,205               $4,851
================================================================================================================================

(1) Removes from registration all shares not previously sold pursuant to this Registration Statement.
(2) Previously paid by the Registrant.

   The Registrant hereby removes from registration all shares of its Common Stock, $.01 par value per share not sold prior to the date hereof pursuant to the Registrant's Registration Statement on Form S-3 filed on March 26, 1996 (File No. 333-2766).

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on May 20, 1997.

                                      Tetra Tech, Inc.


                                      By: /s/ Li-San Hwang
                                         ------------------------------------
                                                    Li-San Hwang
                                         Chairman of the Board, Chief Executive
                                                Officer and President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                     TITLE                      DATE
       ---------                     -----                      ----

/s/ Li-San Hwang          Chairman of the Board, Chief      May 20, 1997
-----------------------   Executive Officer and President
Li-San Hwang              (Principal Executive Officer)


       *                  Vice President, Chief Financial   May 20, 1997
-----------------------   Officer and Treasurer
James M. Jaska            (Principal Financial
                          and Accounting Officer)


       *                  Director                          May 20, 1997
-----------------------
J. Christopher Lewis


       *                  Director                          May 20, 1997
-----------------------
Patrick C. Haden


       *                  Director                          May 20, 1997
-----------------------
Joseph J. Shelton


*By: /s/ Li-San Hwang
-----------------------
      Li-San Hwang
    Attorney-in-Fact

                                       2